UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       July 13, 2006

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California    92503-5527

(Address of principal executive offices)

Registrant’s telephone number, including area code    (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

 Item 2.02.              Results of Operations and Financial Condition.

On July 13, 2006, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting results of the Company for its fourth quarter and fiscal year ending April 30, 2006. A copy of the news release is attached to this Current Report as Exhibit 99.1.

On July 13, 2006, the Company will hold an investor conference call to disclose financial results for the fourth quarter and fiscal year ending April 30, 2006. The Supplemental Information for this conference call is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

The information in this Current Report on Form 8-K, including the exhibits included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

 Item 9.01.              Financial Statements and Exhibits.

(d)       Exhibits:

99.1                 Press release of Fleetwood Enterprises, Inc. dated July 13, 2006.

99.2                 Supplemental Information (unaudited) prepared for use in connection with a conference call reporting financial results for the fourth quarter and fiscal year ending April 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006	FLEETWOOD ENTERPRISES, INC.

	By:	/s/ Boyd R. Plowman

Boyd R. Plowman

Executive Vice President, Chief Financial
Officer

Index to Exhibits

99.1         Press release of Fleetwood Enterprises, Inc. dated July 13, 2006.

99.2         Supplemental Information prepared for use in connection with a conference call reporting the financial results for the fourth quarter and fiscal year ending April 30, 2006.